EXHIBIT 10.14


                           LETTER WAIVER


                                                     Dated as of January 8, 1999



Bank of America Illinois
Nine West 57th Street, 43rd Floor
New York, New York 10019


Ladies and Gentlemen:


                  We refer to the Credit Agreement dated as of December 18, 1995, and amendments thereto dated as of January 10, 1997, April 4, 1997, October 30, 1997, December 29, 1997, October 7, 1998 and December 15, 1998 (such Credit Agreement, as so amended, the "CREDIT AGREEMENT") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver shall have the same meanings as specified therefor in the Credit Agreement.

                  We intend to issue up to 4,791,667 shares of our common stock, par value $.01 per share (the "SHARES"), in an initial public offering (the "IPO"). Upon consummation of the IPO, (i) the Guarantors will own approximately 56% of the voting stock of the Company (assuming that the underwriters' overallotment option has not been exercised) and (ii) we expect to receive up to $56,231,254 (the "PROCEEDS"), after deduction for underwriting fees and other costs and expenses incurred in connection therewith.

                  We hereby request that you waive, solely with respect to the IPO and the transactions contemplated thereby, the requirements of Sections 7.11 and 8.01(k) of the Credit Agreement in order to permit us to consummate the IPO, and to enable us to use the Proceeds to (x) prepay all outstanding Indebtedness under and in respect of the 10% Subordinated Note issued to WCAS Capital Partners II, L.P. pursuant to the Note and Share Purchase Agreement dated as of February 14, 1997 between WCAS Capital Partners II, L.P. and the Company, and
(y) only to the extent of any Proceeds received from Shares sold under the underwriters' overallotment option, to pay accrued and unpaid dividends on the Company's preferred stock, par value $.01 per share; provided, however, that (i) the Proceeds remaining, if any, after such prepayment and such payment of dividends, if any, has been made shall be applied to prepay amounts outstanding under and in respect of the Credit Agreement in accordance with the terms of
Section 2.06 thereof and (ii) after the IPO, the Guarantors continue to own at least 35% of the voting stock of the Company. A breach of the conditions in the proviso to the immediately preceding sentence will constitute an Event of Default under the Credit Agreement. Unless the IPO shall have been consummated on or prior to March 31, 1999 (the "WAIVER TERMINATION DATE"), on the Waiver Termination Date, without any further action by the Bank, all of the terms and provisions set forth in the Loan Documents with respect to Defaults thereunder that are waived hereunder and not cured prior to the Waiver Termination Date shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the Bank shall have all of the rights and remedies afforded to it under the Loan Documents with respect to any such Defaults as though no waiver had been granted by them hereunder.

                  This Letter Waiver shall become effective as of the date first above written when, and only when the Bank shall have executed this Letter Waiver and shall have received counterparts of this Letter Waiver executed by us, and the consents attached hereto executed by each of the Guarantors. The effectiveness of this Letter Waiver is conditioned upon the accuracy of the factual matters described herein. This Letter Waiver is subject to the provisions of Section 9.01 of the Credit Agreement.

                  The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention: Douglas Buffone.

                  This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

                  This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.


                                                       Very truly yours,

                                                       MEDE AMERICA CORPORATION


                                                       By
                                                          ----------------------
                                                          Name:
                                                          Title:


Agreed as of the date first above written:

BANK OF AMERICA ILLINOIS


By
   ----------------------
   Name:
   Title:

                                     CONSENT



                                      Dated as of January 8, 1999

                  The undersigned, Welsh, Carson, Anderson & Stowe V, L.P., a Delaware limited partnership, as a Guarantor under the Guaranty dated December 18, 1995 (the "GUARANTY") in favor of the Bank party to the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.



                                       WELSH, CARSON, ANDERSON & STOWE V, L.P.


                                       By   WCAS V Partners, its General Partner


                                       By
                                          --------------------------------------
                                          Name:
                                          Title: General Partner

                                     CONSENT



                                       Dated as of January 8, 1999


                  The undersigned, Welsh, Carson, Anderson & Stowe VI, L.P., a Delaware limited partnership, as a Guarantor under the Guaranty dated December 18, 1995 (the "GUARANTY") in favor of the Bank party to the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

                                      WELSH, CARSON, ANDERSON & STOWE VI, L.P.


                                      By   WCAS VI Partners, its General Partner


                                      By
                                         ---------------------------------------
                                         Name:
                                         Title: General Partner

                                     CONSENT



                                       Dated as of January 8, 1999


                  The undersigned, William Blair Leveraged Capital Fund Limited Partnership, a Delaware limited partnership, as a Guarantor under the Guaranty dated December 18, 1995 (the "GUARANTY") in favor of the Bank party to the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

                          WILLIAM BLAIR LEVERAGED CAPITAL FUND
                          LIMITED PARTNERSHIP


                          By   William Blair Leveraged Capital Management, L.P.,
                                 its General Partner


                          By  William Blair & Company, its General Partner


                          By
                            ----------------------------------------------------
                            Name:
                            Title:

                                     CONSENT

                                       Dated as of January 8, 1999

                  The undersigned, William Blair Capital Partners V, L.P., a Delaware limited partnership, as a Guarantor under the Guaranty dated December 18, 1995 (the "GUARANTY") in favor of the Bank party to the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

                                       WILLIAM BLAIR CAPITAL PARTNERS V, L.P.

                                       By   William Blair Capital Partners, LLC,
                                                its General Partner

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title: